UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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☐	Soliciting Material under §240.14a-12

NOCTURNE ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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NOCTURNE ACQUISITION CORPORATION
3 Germay Drive, Unit 4 #1066
Wilmington, DE 19804

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [____], 2022

TO THE SHAREHOLDERS OF NOCTURNE ACQUISITION CORPORATION:

You are cordially invited to attend the extraordinary general meeting in lieu of the 2022 annual general meeting (the “Special Meeting”) of Nocturne Acquisition Corporation (the “Company,” “we,” “us” or “our”), to be held at [__] Eastern Time, on [___], 2022. The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/2022. For the purposes of the Company’s articles of association, the physical place of the meeting will be 7244 Carrizo Drive, La Jolla, CA 92037. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.      A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from October 5, 2022 (which date reflects two previous three-month extensions since the Company’s initial public offering of units (the “IPO”)) to April 5, 2023 (such date, the “Extended Date”) (the “Extension Amendment Proposal”).

2.      A proposal, by ordinary resolution, to appoint seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”).

3.      A proposal, by ordinary resolution, to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022 (the “Auditor Ratification Proposal”).

4.      A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/nocturneacquisition/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE EXTENSION AMENDMENT PROPOSAL, AUDITOR RATIFICATION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTORS UP FOR RE-ELECTION.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). While we are currently in discussions with respect to a business combination and have entered into a negotiated letter of intent with a potential target company, the Board currently believes that there will not be sufficient time before October 5, 2022 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Each of the Director Appointment Proposal, Auditor Ratification Proposal and Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Our Board has fixed the close of business on August 18, 2022 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal, holders of the ordinary shares (which are defined as ordinary shares of a par value of US$0.0001 in the share capital of the Company) that were issued as part of the units issued in the Company’s IPO and the units offered in the IPO (the “public units,” and such ordinary shares, the “public shares,” and the holders — other than Nocturne Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shareholders immediately prior to the consummation of the IPO (“founders,” and shares held by the founders prior to the consummation of the IPO, “founder shares”), any person appointed to hold an office in the Company (“officers”) or elected to serve as a director of the Company (“directors”) — of the public shares, the “public shareholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $100,000 each month starting on October 5, 2022, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of April 5, 2023 (the Extended Date) or our successful consummation of a business combination. These payments are being deposited as interest-free loans to be repaid by the Company upon the consummation of a business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting, and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The Company estimates that the per share price at which the public shares may be redeemed will be approximately $10.30 at the time of the Special Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Stock Market LLC (“Nasdaq”) on August 18, 2022, the record date of the Special Meeting, was $10.27. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 per share more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, and in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the right, upon consummation of our initial business combination, to receive one-tenth of an ordinary share included in the units sold in the IPO (the “public rights”), which will expire worthless in the event the Company winds up.

The Director Appointment Proposal, if adopted, will approve the re-election of seven directors to serve on the Company’s Board until the 2024 annual general meeting or until their successors are appointed and qualified.

The Auditor Ratification Proposal, if adopted, will ratify the selection by our audit committee of Marcum to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent or by delivering or tendering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, Auditor Ratification Proposal and, if presented, the Adjournment Proposal. Our Board also unanimously recommends a vote “for” each of the directors up for re-election.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

August [___], 2022	By Order of the Board of Directors,
/s/ Henry Monzon
Henry Monzon Chairman and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [____], 2022: This notice of meeting and the accompanying proxy statement are available at for the brokers at https://www.cstproxy.com/nocturneacquisition/2022/proxy.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [___], 2022, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) Deliver or tender shares (and share certificate(s) (if any) and other redemption forms) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED [____], 2022

NOCTURNE ACQUISITION CORPORATION
3 Germay Drive, Unit 4 #1066
Wilmington, DE 19804

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON [____], 2022

The extraordinary general meeting in lieu of the 2022 annual general meeting (the “Special Meeting”) of Nocturne Acquisition Corporation (the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company will be held at [__] Eastern Time, on [___], 2022. The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/2022. For the purposes of the Company’s articles of association, the physical place of the meeting will be 7244 Carrizo Drive, La Jolla, CA 92037. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.      A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from October 5, 2022 (which date reflects two previous three-month extensions since the Company’s initial public offering of units (the “IPO”)) to April 5, 2023 (such date, the “Extended Date”) (the “Extension Amendment Proposal”).

2.      A proposal, by ordinary resolution, to appoint seven directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”).

3.      A proposal, by ordinary resolution, to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022 (the “Auditor Ratification Proposal”).

4.      A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Our Board has fixed the close of business on August 18, 2022 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

Each of the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and the Adjournment Proposal is more fully described herein. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/nocturneacquisition/2022. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

Extension Amendment Proposal:

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). While we are currently in discussions with respect to a business combination and have entered into a negotiated letter of intent with a potential target company, the Board currently believes that there will not be sufficient time before October 5, 2022 to complete an initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

In connection with the Extension Amendment Proposal, holders of the ordinary shares (which are defined as ordinary shares of a par value of US$0.0001 in the share capital of the Company) that were issued as part of the units issued in the Company’s IPO and the units offered in the IPO (the “public units,” and such ordinary shares, the “public shares,” and the holders — other than Nocturne Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shareholders immediately prior to the consummation of the IPO (“founders,” and shares held by the founders prior to the consummation of the IPO, “founder shares”), any person appointed to hold an office in the Company (“officers”) or elected to serve as a director of the Company (“directors”) — of the public shares, the “public shareholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $100,000 each month starting on October 5, 2022, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of April 5, 2023 (the Extended Date) or our successful consummation of a business combination. These payments are being deposited as interest-free loans to be repaid by the Company upon the consummation of a business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting, and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $118,860,858.68 (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per share price at which the public shares may be redeemed will be approximately $10.30 at the time of the Special Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Stock Market LLC (“Nasdaq”) on August 18, 2022, the record date of the Special Meeting, was $10.27. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 per share more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, and in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the right, upon consummation of our initial business combination, to receive one-tenth of an ordinary share included in the units sold in the IPO (the “public rights,” together with rights that were purchased by our Sponsor as part of the units offered in the private placement (each such private placement unit consisting of one private placement share and one private placement right (each, a “private right”) to purchase one half of one ordinary share), the “rights”)), which will expire worthless in the event the Company winds up.

Our Sponsor, founders, officers and directors (altogether the “initial shareholders”) have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (1) $10.10 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under the Company’s indemnity of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

If the Extension Amendment Proposal is not approved at the Special Meeting, we expect to take all necessary actions and hold additional general meetings until October 5, 2022 to obtain the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved prior to or on October 5, 2022 and we are unable to consummate any business combination prior to or on October 5, 2022, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our charter. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Act of the Cayman Islands (the “Companies Act”). Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution. At such time, the private placement units will expire and our Sponsor will receive nothing upon a liquidation with respect to such private placement units, and the private placement units will be worthless.

The amount in the trust account (subject to certain customary adjustments for aggregate nominal par value) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our public shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as unlawful payments in the event we are insolvent at the time of liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account or a court would conclude that such agreements are legally enforceable.

Our initial shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the ordinary shares and to vote their ordinary shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private rights, which will expire worthless.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Director Appointment Proposal:

At the Special Meeting, you will be asked to vote on the appointment of seven directors of the Company’s Board until the 2024 annual general meeting or until their successors are appointed and qualified.

There are seven nominees for election to the Board. All of the nominees currently serve on the Board. Each Director nominee is listed below under the heading Questions and Answers About the Special Meeting — What is being voted on, and you can find additional information about each nominee under Proposal Two — Director Appointment Proposal.

Approval of the Director Appointment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Auditor Ratification Proposal:

You will also be asked to vote to ratify the selection by the Company’s audit committee of Marcum to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022.

Approval of the Auditor Ratification Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Adjournment Proposal:

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Our Board has fixed the close of business on August 18, 2022 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date, there were 13,791,162 outstanding shares of the Company authorized to vote in the Special Meeting. The Company’s rights do not have voting rights in connection with either the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal or, if presented, the Adjournment Proposal.

A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to select an appropriate target business or businesses;

•        our ability to complete our initial business combination;

•        our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”) and economic uncertainty and volatility in the financial markets, including as a result of the military conflict in Ukraine;

•        our expectations around the performance of the prospective target business or businesses;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our ability to obtain additional financing, if necessary, to complete our initial business combination;

•        our pool of prospective target businesses;

•        failure to maintain the listing on, or the delisting of our securities from, the Nasdaq Stock Market LLC (“Nasdaq”) or an inability to have our securities listed on Nasdaq or another national securities exchange following our initial business combination;

•        the ability of our officers and directors to generate multiple potential acquisition opportunities;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•        the trust account not being subject to claims of third parties; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in both our Final Prospectus on Form 424(b)(4) filed with the SEC on April 1, 2021 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022, and in our subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the United States Securities and Exchange Commission (the “SEC”) on March 31, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 16, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination by the Extended Date or at all.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the business combination will be consummated prior to the Extended Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension or the business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential party to a business combination, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our business combination and may constrain the circumstances under which we could complete a business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in SEC filings in connection with business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination within 24 months after the effective date of the registration statement with respect to its initial public offering. The Company’s registration statement with respect to its initial public offering was declared effective on March 29, 2021. As a result, if we do not complete an initial business combination before March 29, 2023, it is possible that a claim could be made that we have been operating as an unregistered investment company if the SPAC Rule Proposals are adopted. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless.

We may not be able to complete a business combination should a potential business combination be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States. As a result, the time necessary for any governmental or regulatory review or approval could prevent us from completing a business combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Both the Company and our Sponsor are businesses formed in the United States and under the laws of a U.S. jurisdiction. Our Chief Executive Officer is also a U.S. citizen who resides in the United States. However, several of our directors are non-U.S. persons and a substantial percentage of the capital contributions made to our Sponsor were made by non-U.S. persons. As a result, the contemplated investments by the Sponsor and foreign persons controlling any private investment in public equity (“PIPE”) investors in connection with any business combination may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS’ regulations. CFIUS or another U.S. governmental agency could choose to review any business combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with a business combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review any business combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, and could limit the pool of potential targets with which the Company can complete an initial business combination, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews any business combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review any business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination and could prevent us from completing any business combination and may force the Company to liquidate and dissolve. Because there are no redemption rights or liquidating distributions with respect to our rights, the rights will expire worthless if we fail to complete an initial business combination within the Combination Period.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on October 28, 2020 as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On April 5, 2021, the Company consummated its IPO of 10,000,000 public units (the “initial units”). On April 14, 2021, the underwriters exercised their over-allotment option in full and purchased 1,500,000 additional public units (together with the initial units, the “units”). Each public unit consists of one ordinary share and a right. The public units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000. Simultaneously with the closing of the initial public offering, we completed the private sale of an aggregate of 450,000 private placement units (the “initial private placement units”) to our Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $4,500,000. On April 14, 2021, simultaneously with the exercise of the over-allotment option, we consummated a private sale of an additional 15,000 private placement units (the “additional private placement units” and together with the initial private public units, the “private placement units”), generating gross proceeds of $150,000.

A total of $116,150,000, comprised of the proceeds from the IPO (which amount includes $4,025,000 of the underwriters’ deferred underwriting fees) and the sale of the private placement units was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The proceeds held in the trust account may be invested by the trustee in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution in accordance with our charter of the funds in the trust account to the Company’s shareholders in the event that the Company does not consummate a business combination by October 5, 2022 (provided that the Extension is not approved and that our deadline to consummate business combination is not extended automatically pursuant to our charter).

Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date by which we must consummate a business combination to April 5, 2023 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.

At the Special Meeting, you will also be asked to vote on the appointment of seven directors of the Company until the 2024 annual general meeting or until their successors are appointed and qualified. You will also be asked to vote to ratify the selection by the Company’s audit committee of Marcum to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal. All four proposals are listed below:

1.      Extension Amendment Proposal: A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from October 5, 2022 (which date reflects two previous three-month extensions since the Company’s initial public offering of units (the “IPO”)) to April 5, 2023 (such date, the “Extended Date”) (the “Extension Amendment Proposal”).

2.      Director Appointment Proposal: A proposal, by ordinary resolution, to appoint seven directors listed below to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting or until their successors are appointed and qualified (the “Director Appointment Proposal”)

Name	Age	Position
Henry Monzon	48	Director, Chairman and Chief Executive Officer
Ka Seng (Thomas) Ao	33	Director, Chief Financial Officer
Simon Choi	61	Director
Kashan Zaheer Piracha	45	Director
Derek Yiyi Feng	55	Director
Ka Lok (Ivan) Wong	45	Director
Giuseppe Mangiacotti	34	Director

3.      Auditor Ratification Proposal: A proposal, by ordinary resolution, to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022 (the “Auditor Ratification Proposal”).

4.      Adjournment Proposal: A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the Director Appointment Proposal, and the Auditor Ratification Proposal, the “Proposals”).

What is the purpose of the Extension Amendment Proposal?

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. While we are currently in discussions with respect to a business combination and have entered into a negotiated letter of intent with a potential target company, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Company will not proceed with the Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $118,860,858.68 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

What is the purpose of the Director Appointment Proposal?

The Director Appointment Proposal will be presented at the Special Meeting to appoint seven directors to serve on the Company’s Board until the 2024 annual general meeting or until their successors are appointed and qualified.

Our Board recommends that you vote in favor of each of the directors up for re-election.

What is the purpose of the Auditor Ratification Proposal?

The purpose of the Auditor Ratification Proposal is to ratify the selection by our audit committee of Marcum to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022.

Our Board recommends that you vote in favor of the Auditor Ratification Proposal.

What is the purpose of the Adjournment Proposal?

The Adjournment Proposal will be presented at the Special Meeting only if there are not sufficient votes to approve the Extension Amendment Proposal.

The initial shareholders have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the proceeds raised in the Company’s IPO held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated within the Combination Period. While we are currently in discussions with respect to a business combination and have entered into a negotiated letter of intent with a potential target company, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, the Company has determined to seek shareholder approval to extend the date by which the Company has to complete the business combination.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our shareholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the shareholders.

Our charter provides that if the our shareholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation of the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $100,000 each month starting on October 5, 2022, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of April 5, 2023 (the Extended Date) or our successful consummation of a business combination. These payments are being deposited as interest-free loans to be repaid by the Company upon the consummation of a business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

The initial shareholders and their respective affiliates are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of all of the Proposals.

The initial shareholders are not entitled to redeem the founder shares, private placement shares or any public shares held by them. On the record date, the initial shareholders beneficially owned and were entitled to vote 2,875,000 ordinary shares, which represents approximately 20.8% of the Company’s issued and outstanding shares entitled to vote.

In addition, the Company’s initial shareholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor after the record date would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.30 per share and (b) would not be (i) voted by the initial shareholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial shareholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that each of the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, Auditor Ratification Proposal and, if presented, the Adjournment Proposal. The Board also unanimously recommends a vote “FOR” each of the directors up for re-election.

What vote is required to adopt the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Director Appointment Proposal?

The Director Appointment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

What vote is required to adopt the Auditor Ratification Proposal?

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

What happens if I sell my public shares before the Special Meeting?

The August 18, 2022 record date is earlier than the date of the Special Meeting. If you transfer your public shares after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and/or the Adjournment Proposal?

If you do not want any of the Proposals to be approved, you vote against the respective Proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The initial shareholders have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the charter. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Cayman Islands Registrar of Companies in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its public units, public shares, and public rights will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s shares held by our initial shareholders through the founder shares.

Can I submit director nomination or other proposal for consideration at the Company’s 2023 Annual General Meeting?

Shareholders seeking to bring business before the Company’s 2023 annual general meeting or to nominate candidates for appointment as directors of the Board at the 2023 annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date which is the one-year anniversary of when this proxy statement was first distributed to shareholders. Directors are elected for a term of two years. Hence, unless a vacancy arises (whether due to director’s death, retirement or resignation or because the Board decides to increase the number of directors), there will be no available seats at the Board at the 2023 annual meeting.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at [__] a.m. Eastern Time, on [___], 2022, in virtual format as well as at 7244 Carrizo Drive, La Jolla, CA 92037. On the day of the meeting, the Company’s shareholders may attend, vote and examine the list of shareholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/nocturneacquisition/2022 and entering the Control Number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 6908617#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your Control Number. You will need your Control Number for access to the meeting website and will allow you to vote or ask a question in the chat box. If you do not have your Control Number contact the transfer agent at the phone number or e mail address below. The transfer agent support contact information is as follows: 917-262-2373 or Email: proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting [___], 2022 at 10:00 a.m. Eastern Time (five days prior to the Special Meeting date). Enter the URL address into your browser https://www.cstproxy.com/nocturneacquisition/2022, enter your Control Number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting, you will need to re-log in using your Control Number, name and email address. You will also be prompted to enter your Control Number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a 12-digit Control Number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a Guest Control Number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive a valid Control Number. Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your Control Number.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter conference I.D. 6908617#. This is listen only, you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company shares, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your Company shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at Nocturne Acquisition Corporation, 3 Germay Drive, Unit 4 #1066, Wilmington, DE 19804, Attn: Ka Seng (Thomas) Ao; Email: thomas@nocturnecorp.com.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal.

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

Each of the Director Appointment Proposal, Auditor Ratification Proposal and Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of each of the Extension Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal is a non-routine matter, while the Auditor Ratification Proposal will be considered a routine matter.

For non-routine matters such as the Extension Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the Extension Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal, the Director Appointment Proposal and the Adjournment Proposal; however, since the Auditor Ratification Proposal is considered a routine matter, brokers shall be entitled to vote on the Auditor Ratification Proposal absent voting instructions, and thus there should be no broker non-votes with respect to the Auditor Ratification Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of the Company on the record date are represented in person (including virtually) or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on August 18, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. As of the record date, 10,916,162 public shares and 2,875,000 founder shares were outstanding and entitled to vote.

Shareholder of Record:    Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Why are the Proposals being submitted to vote at an Extraordinary General Meeting instead of an Annual General Meeting?

As a recently incorporated blank check company, the Company has not yet held its first annual general meeting. With the Company’s initial Combination Period (as extended by the two extensions invoked as of the date of this proxy statement) drawing to a close, our management and Board did not believe conducting a formal annual general meeting was an effective use of the Company’s resources unless the management and Board was confident that the Company would be able to complete a business combination before the expiration of the Combination Period. However, the Company is now in active negotiations with respect to a business combination and has entered into a negotiated letter of intent with a potential target company. In light of the negotiations to date, our management and Board are confident that, if the Extension were to be approved by the Company’s shareholders, the Company would be able to successfully consummate a business combination before the expiration of the Extended Date.

Because our management and Board believes that the Company must obtain approval for and implement the Extension before October 5, 2022 in order to be able to successfully consummate a business combination before the Company would be required to liquidate and dissolve in accordance with its current charter, our management and Board believe that an extraordinary meeting of the Company’s shareholders must be convened on an expedited timeframe in order to allow sufficient time for the approval and implementation of the Extension. Accordingly, the Board decided to hold an extraordinary meeting of the Company. However, given that — if the Board’s recommendation is adopted and the Extension is approved — the Company will continue to operate beyond October 5, 2022 and potentially into calendar year 2023 (depending on the length of time between the signing and closing of a potential business combination), the Board believes it is appropriate for shareholders to have an opportunity to express their support (or lack of support) for the Company’s directors and independent auditor as they would ordinarily at an annual general meeting. Rather than bifurcate these two meetings of the Company’s shareholders into a separate annual and special meeting, the Board determined that it would be more practical and expedient for the Company’s shareholders to present all Proposals, including the Extension Amendment Proposal, at a single meeting, the Special Meeting.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of founder shares, and rights that may become exercisable in the future, loans made by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights or dissenters’ rights?

The Company’s shareholders do not have appraisal rights under applicable law in connection with the Proposals.

As a matter of Cayman Islands law, dissenters’ rights are only applicable where the Company is party to a statutory merger which is not the case for any of the Proposals.

What happens to the Company’s rights if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event the Company winds up.

What happens to the Company rights if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The rights will remain outstanding in accordance with their terms.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

How do I redeem my public shares?

If the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [___], 2022 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver or tender shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (“DWAC”) System, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent prior to 5:00 p.m. Eastern Time on [___], 2022 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering or tendering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker [$100] and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted unless the Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). If you delivered your shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

NOCTURNE ACQUISITION CORPORATION
3 Germay Drive, Unit 4 #1066
Wilmington, DE 19804
Attn: Ka Seng (Thomas) Ao
Email: thomas@nocturnecorp.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: MBTC.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at [______] Eastern Time, on [______], 2022. The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/2022. For the purposes of the Company’s articles of association, the physical place of the meeting will be 7244 Carrizo Drive, La Jolla, CA 92037. At the Special Meeting, the shareholders will consider and vote upon the following proposals.

1.      Extension Amendment Proposal: To amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (our “charter”) to extend the date by which the Company must consummate a business combination (as defined below) (the “Extension”) from October 5, 2022 (which date reflects two previous three-month extensions since the Company’s initial public offering of units (the “IPO”)) to April 5, 2023 (such date, the “Extended Date”) (the “Extension Amendment Proposal”).

2.      Director Appointment Proposal: To appoint seven directors listed below to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual general meeting or until their successors are appointed and qualified.

Name	Age	Position
Henry Monzon	48	Director, Chairman and Chief Executive Officer
Ka Seng (Thomas) Ao	33	Director, Chief Financial Officer
Simon Choi	61	Director
Kashan Zaheer Piracha	45	Director
Derek Yiyi Feng	55	Director
Ka Lok (Ivan) Wong	45	Director
Giuseppe Mangiacotti	34	Director

3.      Auditor Ratification Proposal: An ordinary resolution to ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022 (the “Auditor Ratification Proposal”).

4.      Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our shares, including as a constituent part of a unit, at the close of business on August 18, 2022, the record date for the Special Meeting. You will have one vote per share for each share of the Company you owned at that time.

At the close of business on the record date, there were 13,791,162 outstanding ordinary shares of the Company authorized to vote in the Special Meeting, each of which entitles its holder to cast one vote per share. The rights do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of each of the Director Appointment Proposal, Auditor Ratification Proposal and the Adjournment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

If you do not want any of the Proposals to be approved, you vote against the respective Proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Voting

You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Ka Seng (Thomas) Ao and Simon Choi to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person (including virtually) by attending the Special Meeting.

A note for those who plan to attend the Special Meeting and vote virtually: if your shares are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the Extension Amendment Proposal, Director Appointment Proposal, Auditor Ratification Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to MBTC.info@investor.morrowsodali.com.

Shareholders who hold their shares in “street name,” meaning in the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by (i) submitting a written request to Ka Seng (Thomas) Ao at thomas@nocturnecorp.com, which must be submitted on a date later than the date of such proxy or a subsequent proxy relating to the same shares or (ii) by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of ordinary shares, their proxy holders and any guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting but you hold your shares through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the Proposals. The Company has agreed to pay Morrow Sodali a fee of $25,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: MBTC.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. The Company intends to request that banks and brokers solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal or Dissenters’ Rights

The Company’s shareholders do not have appraisal rights under applicable law in connection with the Proposals.

As a matter of Cayman Islands law, dissenters’ rights are only applicable where the Company is party to a statutory merger, which is not the case for any of the Proposals.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located 3 Germay Drive, Unit 4 #1066, Wilmington, DE 19804. Our telephone number at such address is (858) 228-7142.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, share purchase reorganization or similar business combination with one or more businesses. We were incorporated on October 28, 2020 as a Cayman Islands exempted company. In connection with our formation, we issued an aggregate of 2,875,000 founder shares to our Sponsor for an aggregate purchase price of $25,000.

On April 5, 2021, we consummated our initial public offering of 10,000,000 public units. On April 14, 2021, the underwriters exercised their over-allotment option in full and purchased 1,500,000 additional public units. Each public unit consists of one ordinary share and one right to receive one-tenth of an ordinary share upon consummation of our initial business combination. The public units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000.

Simultaneously with the closing of the Company’s initial public offering of the units (the “IPO”), we completed the private sale of an aggregate of 450,000 private placement units to our Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $4,500,000. On April 14, 2021, simultaneously with the exercise of the over-allotment option, we consummated a private sale of an additional 15,000 private placement units, generating gross proceeds of $150,000.

A total of $116,150,000, comprised of the proceeds from the initial public offering and the sale of the private placement units, was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

We are currently in active negotiations with respect to a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

As of the date of the Special Meeting, if the Extension is not approved, the Company has until October 5, 2022 (which date reflects two previous three-month extensions of the Combination Period) to complete a business combination. The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our shareholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s rights, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, shares and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $118,860,858.68 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public shareholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $100,000 each month starting on October 5, 2022, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of April 5, 2023 (the Extended Date) or our successful consummation of a business combination. These payments are being deposited as interest-free loans to be repaid by the Company upon the consummation of a business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING OR TENDERING YOUR SHARES (AND SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EST ON [__], 2022 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on [__], 2022 (two, business days prior to the scheduled vote at the Special Meeting ), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver or tender shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Delivering or tendering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted unless the Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you delivered your shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $10.30 per share. The closing price of the public shares on Nasdaq on August 18, 2022, the record date, was $10.27. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.03 per share more than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) (if any) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on [__], 2022 (two, business days before the scheduled vote at the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 2,875,000 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.009 per share, will be worthless (as the initial shareholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $29,526,250 based on the last sale price of $10.27 on Nasdaq on August 18, 2022 (the record date);

•        If the Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination within the Combination Period, in accordance with our charter, the 465,000 private placement units purchased by our Sponsor will be worthless, as they will expire. The private placement units had an aggregate market value of $4,775,550 based on the last sale price of $10.27 on the Nasdaq on August 18, 2022 (the record date);

•        Even if the trading price of our public shares were as low as $0.009 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement units) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before October 5, 2022 (which date reflects two previous three-month extensions of the Combination Period), the initial shareholders will lose their entire investment in us.

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations, if any, to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. There are no outstanding loans from the Sponsor to the Company, but the Company is party to promissory notes with certain lenders, including Mindfulness Capital Management Limited, a Cayman Islands exempted company of which our Chief Financial Officer, Ka Seng (Thomas) Ao, serves as a director, pursuant to which the Company has an aggregate borrowing capacity (inclusive of amounts drawn down to date) of approximately $2,580,000 (“Affiliated Loans”). However, if the Company fails to obtain the Extension and consummate a business combination, the executive officers and directors, and their affiliates will not have any claim against the trust account for reimbursement. Lender of the Affiliate Loans will also not have any claim against the trust account for repayment of Affiliated Loans. Accordingly, the Company will most likely not be able to reimburse these expenses, or pay back the Affiliated Loans, if a business combination is not completed. Affiliated Loans are further discussed under the heading Certain Relationships and Related Transactions — Related Party Promissory Notes.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

United States Federal Income Tax Considerations

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the U.S. Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

In the event that a U.S. Holder’s shares of the Company are redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of shares generally will be treated as a sale of the shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions” below.

U.S. Holders of our shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Shares Treated as a Sale

If the redemption qualifies as a sale of shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the shares are held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the shares based upon the then fair market values of the shares and the right) and (ii) the U.S. Holder’s adjusted tax basis in its shares so redeemed. A U.S. Holder’s adjusted tax basis in its shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of shares or the U.S. Holder’s initial basis for shares received pursuant to the right) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the shares and will be treated as described under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Shares Treated as a Sale” above. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Redemption of Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s shares generally will correspond to the United States federal income tax characterization of such redemption of a U.S. Holder’s shares, as described under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders” above.

Non-U.S. Holders of our shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Shares Treated as a Sale

If the redemption qualifies as a sale of shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its shares of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares, and, in the case where shares of our shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the shares, which will be treated as described under the section entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Shares” above. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the

Extension. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Amendment. On the record date, the initial shareholders beneficially owned and were entitled to vote 2,875,000 founder shares, representing approximately 20% of the Company’s issued and outstanding shares.

In addition, the Company’s initial shareholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Any public shares purchased by the Company or our Sponsor after the record date would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.30 per share and (b) would not be (i) voted by the initial shareholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial shareholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Full Text of the Resolution

The full text of the Resolution is set out in Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL TWO — DIRECTOR APPOINTMENT PROPOSAL

Overview

The Board recommends that the shareholders attending the Special Meeting vote their shares with respect to the nominees listed below, all of whom are now directors of the Company, to serve as directors for the ensuing two years or until their successors shall be elected. None of the persons named as a nominee for director has indicated that he or she will be unable or will decline to serve. In the event that any of the nominees are unable or decline to serve, which the Board does not believe will happen, the shareholders in attendance at the Special Meeting will vote with respect to the remaining nominees and others who may be nominated by the Board.

Company’s charter provides that there shall be a board of directors consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of directors.

It is intended that the shareholders will vote for the election of the seven nominees named below as directors. If all seven director nominees are elected, the Board will consist of seven Directors, five of whom, representing 62.5% of the Board, will be “independent” as defined in the Nasdaq listing standards.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Directors and Officers

Our board of directors consists of seven members. Each of our directors will hold office for a two-year term, and the appointment, removal or designation of any member of the board of directors prior to our initial business combination requires the unanimous approval of the managers of our Sponsor. Subject to any other special rights applicable to the shareholders, any vacancies on our Board may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our Board. Our Board did not hold any meetings in 2021.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our charter as it deems appropriate.

The directors and executive officers of the Company are as follows:

Name	Age	Position
Henry Monzon	48	Director, Chairman and Chief Executive Officer
Ka Seng (Thomas) Ao	33	Director, Chief Financial Officer
Simon Choi	61	Director
Kashan Zaheer Piracha	45	Director
Derek Yiyi Feng	55	Director
Ka Lok (Ivan) Wong	45	Director
Giuseppe Mangiacotti	34	Director

The experience of our directors and executive officers is as follows:

Henry Monzon has served as our Chairman and Chief Executive Officer since inception. Mr. Monzon has served as Chairman, CEO & Co-Founder of Katena Computing Technologies, a bitcoin technology company backed by Jaan Tallinn (co-founder of Skype) and executives of Qualcomm Incorporated (Nasdaq: QCOM), since January 2020. Since May 2020, Mr. Monzon has also served as the Chief Financial Officer of Luminous Computing, a moonshot artificial intelligence technology company, prior to which he served as an advisor to the company from October 2019 to May 2020. Luminous’ investors include Luke Nosek of Gigafund and Ali Partovi of Neo and has recently completed a significant Series-A round with $100 million USD committed. Prior to Luminous and Katena, Mr. Monzon served, from March 2018 to March 2019, as the Chief Revenue Officer of Bitfury Group, a European-based blockchain technology company. Mr. Monzon led significant revenue growth in 2018 during his tenure as Chief Revenue Officer at Bitfury. While there, Mr. Monzon led the strategic re-positioning of the company in order to serve institutional investors and oversaw various bitcoin data center operations in North America, Iceland, Norway, Georgia and Central Asia. In North America, Mr. Monzon supported the expansion of Hut 8 mining, one of the largest publicly listed

Bitcoin mining companies in the world (TSX: HUT), with close to 1000 Petahash of production in more than 100MW operations. From January 2017 to August 2019, Mr. Monzon served as Strategic Partner of Hyperloop Transportation Technologies, Inc., a transportation and technology company. From 1998 to 2017, Mr. Monzon held various roles at Qualcomm, including engineering, program and product management, and executive business development roles. Mr. Monzon led the adoption and growth of Qualcomm’s Snapdragon chipsets with global customers and partners in Long Term Evolution (LTE) ecosystem such as Original Equipment Manufacturers (OEM), Original Design Manufacturer’s (ODM), retailers and technology partners in various regions including in North America, Latin America, Europe and Asia. Mr. Monzon received a B.S., Cum Laude, in Electrical Engineering from Florida Atlantic University, and Executive Education from Wharton and Stanford. Mr. Monzon is well qualified to serve as our director due to his deep industry expertise in blockchain, bitcoin mining and artificial intelligence ecosystems.

Ka Seng (Thomas) Ao has served as our Chief Financial Officer and a Director since inception. Mr. Ao has extensive experience with M&A transactions and financial leasing. Mr. Ao has served as the Chief Executive Officer of MCL Financial Leasing, a provider of financial leasing services for bitcoin mining facilities, since January 2020. MCL Financial Leasing works closely with mining hardware manufacturers including Bitmain, MicroBT and Canaan (Nasdaq: CAN). Since September 2018, Mr. Ao has served as the director of Mindfulness Capital, a venture capital fund that focuses on early-stage technology companies. From January 2016 to September 2018, Mr. Ao served as Vice President of HF Venture, an asset management firm that manages M&A funds for multiple listed companies in the industrial sector including Kingsignal Technology Co Ltd (SHE: 300252) and Anhui Zhongding Sealing Parts Co., Ltd. (SHE: 000887). From October 2010 to December 2015, Mr. Ao served as Vice President of Auone Electronic, a thermostats manufacturer that supplies Fortune 500 brands including Panasonic (OTCMKTS: PCRFF), Philips, and Schneider Electric (OTCMKTS: SBGSF). Mr. Ao received a B.A. in Philosophy from the University of Southern California and received an MBA from Yonsei University. We believe Mr. Ao is well qualified to serve as our director due to his extensive experience in the financial industry.

Simon Choi has served as one of our independent directors since December 16, 2021. Mr. Choi has more than 30 years of international management experience. Mr. Choi has served as the head of the international department of Guangdong Liangma law firm, since May 2018. Mr. Choi was the general counsel of TCL Multimedia, heading its global legal centre from February 2005 to November 2014. Mr. Choi served as a senior lecturer at the Hong Kong Polytechnic University from October 2001 to July 2006, at the Hong Kong Baptist University from October 1989 to July 2005, and at the Open University of Hong Kong from October 1998 to July 2005. Mr. Choi is an independent non-executive director of Boyaa Interactive International Limited, China Wan Tong Yuan (Holdings) Limited and an executive director for Imperium Financial Group Limited. Mr. Choi was appointed as an adjunct professor of law by Zhongnan University of Economics and Law from June 2013 to June 2017. Mr. Choi holds an LL.B. from the Peking University Law School and an LL.M. from the University of London.

Kashan Piracha has served as one of our independent directors since March 29, 2021. Mr. Piracha has 24 years of experience in the tech industry. Mr. Piracha has held various roles at Qualcomm (Nasdaq: QCOM), since 1997. Currently Mr. Piracha is a Senior Director of Product Management playing an integral role in deployment of Qualcomm’s 5G mobile technology in various regions across the globe with special emphasis in Europe, the Middle East and Southeast Asia. Prior to Mr. Piracha’s role as Senior Director of Product Management, he led Qualcomm’s mobile chipset partnerships and alignment with key global mobile network vendors. In this capacity Mr. Piracha initiated and built essential partnerships for Qualcomm with the leading network providers in the world and spearheaded the deployments of 3G and 4G mobile technologies with these partners. Mr. Piracha has also held roles at Qualcomm in Program Management as well as Engineering. Mr. Piracha holds a Bachelor of Science degree in Electrical Engineering from University of Michigan — Ann Arbor. We believe Mr. Piracha is well qualified to serve as our director due to his extensive experience in the semiconductor industry.

Derek Yiyi Feng has served as one of our independent directors since January 10, 2022. Mr. Feng has served, from January 2019 to May 2020, as the Chief Executive Officer of Bright Scholar Education Holdings Ltd. (NYSE: BEDU), an education company headquartered in China with K-12 schools worldwide. Prior to joining Bright Scholar, from January 2017 to December 2018, Mr. Feng served as co-founder of Kidsmile Dental, a chain of premium children orthodontics clinics in China. From October 2014 to October 2016, Mr. Feng served as the Chief Executive Officer of Global Education & Technology Group. From December 2011 to September 2014, Mr. Feng served as Chairman and Interim Chief Executive Officer of ChinaCast Education Corporation, an education and e-learning service provider. From October 2007 to April 2011, Mr. Feng served as the Executive Vice President, Strategy, Planning and Operations at Knowledge Universe, Inc. Prior to joining Knowledge Universe, Mr. Feng spent eight years at the General Electric Company (NYSE: GE) in the United States. Mr. Feng received a B.A. in Industrial Automation from Tsinghua University and an MBA from the University of California, Los Angeles.

Ka Lok (Ivan) Wong has served as one of our independent directors since January 10, 2022. Mr. Wong has served, since May 2013, as the Managing Director of Wyndham Capital, a wholly owned subsidiary of Peterson Group, a private Hong Kong based family office with a portfolio of investments including special situation, private equity, and structured finance investments, as well as property investments in Asia, Europe and North America. Mr. Wong is responsible for the group’s alternative investments globally and across all asset classes. From June 2011 to May 2013, Mr. Wong served as an investment professional with ICBC International Holdings Limited, the principal investment arm of Industrial and Commercial Bank of China (ICBC) in Hong Kong. From November 2007 to June 2011, Mr. Wong served as an investment manager for Argyle Street Management Limited, an Asia-based hedge fund. Mr. Wong is a member of the American Institute of Certified Public Accountants. Mr. Wong received a B.B.A. with a concentration in Financial Engineering from the Chinese University of Hong Kong.

Giuseppe Mangiacotti has served as one of our independent directors since January 10, 2022. Mr. Mangiacotti has over ten years of experience working in finance with multi-national public corporations. Since November 2019, Mr. Mangiacotti has served as a senior finance manager at Microsoft (Nasdaq: MSFT). From August 2017 to November 2019, Mr. Mangiacotti served as controller at Microsoft. From May 2016 to August 2016, Mr. Mangiacotti served as a senior financial analyst at Amazon (Nasdaq: AMZN). Prior to Amazon, Mr. Mangiacotti served as a senior financial analyst at Guess (NYSE: GES) from December 2010 to June 2015. Mr. Mangiacotti holds a B.S. from the University of Southern California and an MBA from Yale University.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Choi, Piracha and Feng serve as members of our audit committee and Mr. Choi serves as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. The audit committee did not hold any meetings in 2021.

Each member of the audit committee is financially literate and our Board has determined that Mr. Choi qualifies as an “audit committee financial expert” as defined in the applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Piracha and Choi serve as members of our compensation committee and Mr. Piracha serves as the chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards applicable to members of the compensation committee. The compensation committee did not hold any meetings in 2021.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation (if any is paid by us), evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses and as set forth below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire to be paid either prior to or in connection with our initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

No director serving on the Board’s compensation committee was an officer or employee of the Company in 2021. In addition, no executive officer of the Company serves, or in the past fiscal year served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or its compensation committee.

Corporate Governance

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Messrs. Choi, Piracha and Feng. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Shareholders seeking to bring business before the Company’s 2023 annual general meeting or to nominate candidates for appointment as directors of the Board at the 2023 annual general meeting must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date which is the one-year anniversary of when this Proxy Statement was first distributed to shareholders. Directors are elected for a term of two years. Hence, unless a vacancy arises (whether due to director’s death, retirement or resignation or because the Board decides to increase the number of directors), there will be no available seats at the Board at the 2023 annual meeting.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Shareholder Communication with the Board of Directors

We welcome all feedback from shareholders and take such feedback into consideration as we review and evolve our practices and disclosures. Any shareholder wishing to communicate with the Board should direct their communication to the attention of Ka Seng (Thomas) Ao, our Chief Financial Officer, at Nocturne Acquisition Corporation, 3 Germay Drive, Unit 4 #1066, Wilmington, DE 19804; Email: thomas@nocturnecorp.com.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics and our audit committee charter as exhibits to the registration statement. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Policy Regarding Hedging of Our Ordinary Shares

The Company does not currently have a policy against hedging.

Director and Executive Officer Compensation.

Compensation

None of our directors or officers have received any cash compensation for services rendered to us, and as a result we do not have a compensation program for our directors or officers at this time. Accordingly, we have not included a Compensation Committee Report or a Compensation Discussion and Analysis in this proxy statement.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time such materials are distributed, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined by a compensation committee comprised solely of independent directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers or directors that provide for benefits upon termination of employment.

Administrative Services & Expense Reimbursement

Commencing on March 30, 2021 through the earlier of consummation of our initial business combination and our liquidation, pursuant to an Administrative Services Agreement we pay our Sponsor a total of $10,000 per month for office space, administrative and support services.

Our Sponsor, officers and directors, or any of their respective affiliates, are entitled to be reimbursed for certain bona-fide, documented out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will also review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

Certain Relationships and Related Transactions

Founder Shares

In November 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 2,875,000 of founder shares. The founder shares included an aggregate of up to 375,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own 20% of the Company’s issued and outstanding shares after the IPO (assuming the Sponsor did not purchase any public shares in the IPO and excluding the private placement shares). As a result of the underwriters’ election to fully exercise their over-allotment option on April 14, 2021, no founder shares are currently subject to forfeiture.

The Sponsor has agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of nine months after the date of the consummation of a business combination and the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of a business combination and, with respect to the remaining 50% of the founder shares, nine months after the date of the consummation of a business combination, or earlier in each case if, subsequent to a business combination, the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Administrative Services Agreement

The Company entered into an agreement, commencing on March 30, 2021, through the earlier of the Company’s consummation of a business combination and its liquidation, to pay the Sponsor a total of $10,000 per month for office space, administrative and support services. The accrued balance of these fees totaled $150,000 as of June 30, 2022, and $90,000 as of December 31, 2021.

Related Party Promissory Notes

On November 16, 2020, the Company issued to the Sponsor an unsecured promissory note (the “Promissory Note”) pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) June 30, 2021, or (ii) the consummation of the IPO. The outstanding balance under the Promissory Note was repaid in its entirety at the closing of the IPO. Borrowings are no longer available under the Promissory Note.

On April 5, 2022, the Company issued a $1,150,000 promissory note (the “First Extension Note”) with Mindfulness Capital Management Limited, a Cayman Islands exempted company (“Mindfulness”), in consideration for $1,150,000 being deposited in the trust account (the “First Extension Payment”) for the purpose of extending the Combination Period to July 5, 2022 (the “First Extension”). The First Extension is the first of the two three-month extensions permitted under the Company’s governing documents. The First Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the business combination is consummated and (ii) the date of the liquidation of the Company.

On July 5, 2022, an aggregate of $1,150,000 (the “Second Extension Payment”) was deposited by Mindfulness into the trust account for the public shareholders, representing $0.10 per public share, to enable the Company to extend the period of time it has to consummate its initial business combination by three months, from July 5, 2022 to October 5, 2022 (the “Second Extension”). The Second Extension is the second of the two three-month extensions permitted under the Company’s governing documents. In connection with the Second Extension Payment and Second Extension, the Company issued to Mindfulness an unsecured promissory note (the “Second Extension Note”) having a principal amount equal to the amount of the Second Extension Payment. The Second Extension Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) the date on which the business combination is consummated and (ii) the date of the liquidation of the Company.

On July 6, 2022, the Company issued a $280,000 promissory note (the “Third Note”) to Mindfulness. The Third Note is non-interest bearing and due upon the earlier of the consummation of the business combination or the date of Company’s liquidation.

Related Party Loans

In order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company will repay the Working Capital Loans out of the proceeds of the trust account released to the Company. Otherwise, the Working Capital Loans will be repaid only out of funds held outside the trust account. In the event that a business combination does not close, the Company may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans; but, no proceeds held in the trust account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be converted into units of the post-business combination entity at a price of $10.00 per unit. The units would be identical to the private placement units. As of June 30, 2022, and December 31, 2021, there were no amounts outstanding under the Working Capital Loans.

On October 27, 2021, the Sponsor committed to provide the Company with an aggregate of $150,000 in loans through October 5, 2022. The loans, if issued, will be non-interest bearing, unsecured and will be repaid upon the consummation of a business combination. If the Company does not consummate a business combination, all amounts loaned to the Company will be forgiven except to the extent that the Company has funds available outside of the trust account to repay such loans. As of June 30, 2022, and December 31, 2021, there were no loans issued under this commitment.

Related Party Transactions Policy

We have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. A form of the code of ethics that we adopted prior to the consummation of our initial public offering is filed as an exhibit to the registration statement for our initial public offering.

In addition, our audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. Our audit committee charter is filed as an exhibit to the registration statement for our initial public offering. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm, that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination. However, the following payments may be made to our sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of our initial public offering held in the trust account prior to the completion of our initial business combination:

•        Repayment of up to an aggregate of up to $300,000 in loans made to us by our sponsor to cover offering-related and organizational expenses.

•        Payment to our sponsor of $10,000 per month (in the aggregate total amount of $150,000 as of June 30, 2022) for up to 12 months (assuming we do not extend the period of time we have to consummate an initial business combination), for office space, utilities and secretarial and administrative support.

•        Reimbursement may be made for certain out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

•        Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such Working Capital Loans may be converted into units of the post-business combination entity at a price of $10.00 per unit.

•        Repayment of loans which may be provided by our sponsor and its affiliates and its designees. The loans will be an aggregate of $150,000 in a non-interest bearing and unsecured form.

•        Repayment of loans in total of $2,300,000 for extensions of time of the initial business combination, which partially or wholly may alternatively be converted into units at a price of $10.00 per unit at the option of the lender.

Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Choi, Piracha, Feng, Wong and Mangiacotti are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee will be entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Security Ownership of Directors, Executive Officers and Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of August 18, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•        each of our executive officers and directors that beneficially owns our ordinary shares; and

•        all our executive officers and directors as a group.

In the table below, percentage beneficial ownership is based on shares outstanding, which reflects the number of our ordinary shares issued and outstanding as of August 18, 2022 (13,791,162) plus the number of our units (each of which consists of one ordinary share and a right), for a total number of 14,840,000. However, please note that under our charter, only our ordinary shares, not our units, are entitled to vote at the Special Meeting, and so the beneficial ownership percentages reflected below are not directly correlative with the actual voting power of each person listed below at the Special Meeting.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of ordinary shares beneficially owned by them.

	Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class
Nocturne Sponsor, LLC(2)(3)	3,340,000	22.5%
Henry Monzon(4)	3,340,000	22.5%
Ka Seng (Thomas) Ao(2)(3)	3,340,000	22.5%
Simon Choi
Kashan Zaheer Piracha(4)
Derek Yiyi Feng
Ka Lok (Ivan) Wong
Giuseppe Mangiacotti

All officers and directors as a group (7 individuals)(2)	3,340,000	22.5%

683 Capital Partners, LP(5)	950,000	6.4%
Boothbay Fund Management, LLC(6)	1,084,600	7.3%
MMCAP International Inc. SPC(7)	900,000	6.1%
Polar Asset Management Partners Inc.(8)	900,000	6.1%
Periscope Capital Inc.(9)	799,100	5.4%
ATW SPAC Management LLC(10)	1,084,000	7.3%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 7244 Carrizo Drive, La Jolla, CA 92037.

(2)      Interests shown consist of founder shares, classified as ordinary shares, and the ordinary shares held as a constituent part of the private placement units acquired by the Sponsor in the private placement.

(3)      Ka Seng (Thomas) Ao, our Chief Financial Officer and a director, controls a managing member of our sponsor, and as such may be deemed to beneficially own shares held by our sponsor by virtue of his control over our sponsor. Mr. Ao disclaims beneficial ownership of the ordinary shares held by our sponsor other than to the extent of any pecuniary interest in such shares.

(4)      Each of these individuals holds a direct or indirect interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. In particular, Mr. Monzon only holds an indirect stake in certain private placement units, and disclaims any beneficial ownership of such private placement units as well as in the shares reported above.

(5)      According to a Schedule 13G filed with the SEC on April 12, 2021, 950,000 ordinary shares were owned beneficially by 683 Capital Partners, LP (“LP”), and may be deemed beneficially owned by the investment manager of LP, 683 Capital Management, LLC and its Managing Member, Ari Zweiman. The principal business address for each reporting person is 3 Columbus Circle, Suite 2205, New York, NY 10019.

(6)      According to a Schedule 13G filed with the SEC on April 16, 2021, Boothbay Fund Management, LLC, Boothbay Absolute Return Strategies, LP and Ari Glass may be deemed beneficial owners of 1,084,600 ordinary shares. The business address of all such persons is 140 East 45th Street, 14th Floor, New York, NY 10017.

(7)      According to a Schedule 13G/A filed with the SEC on February 4, 2022, MMCap International Inc. SPC (“MMCAP”) and MM Asset Management Inc. (“MM Asset”) may be deemed beneficial owners of 900,000 ordinary shares, and share voting and dispositive powers with respect to all such shares. The address of MMcap is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands, and the address of MM Asset is 161 Bay Street, TD Canada Trust Tower Ste 2240, Toronto, ON M5J 2S1 Canada.

(8)      Pursuant to a Schedule 13G filed with the SEC on February 10, 2022, by Polar Asset Management Partners Inc., which serves as the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the ordinary shares directly held by PMSMF. Polar Asset Management Partners Inc. serves as the investment fund manager, portfolio manager, exempt market dealer and commodity trading manager registered with the Ontario Securities Commission. The business address of Polar Asset Management Partners Inc.is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(9)      According to a Schedule 13G filed with the SEC on February 14, 2022, Periscope Capital Inc. (“Periscope”) is the beneficial owner of 592,700 ordinary shares, and acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds that collectively directly own 206,400 ordinary shares. The business address of Periscope is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2

(10)    According to a Schedule 13G filed with the SEC on February 14, 2022, 1,084,000 ordinary shares are held by one or more separately managed accounts managed by ATW SPAC Management LLC (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such ordinary shares held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles (the “Funds”) managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the managing member of the Adviser. The Advisor and Mr. Ruiz-Gimenez are deemed to beneficially own an aggregate of 1,084,000 ordinary shares. The business address of the Advisor and Mr. Ruiz-Gimenez is 7969 NW 2nd Street, #401, Miami, Florida, 33126.

required Votes

The Director Appointment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that each of Henry Monzon, Ka Seng (Thomas) Ao, Simon Choi, Kashan Zaheer Piracha, Derek Yiyi Feng, Ka Lok (Ivan) Wong, and Giuseppe Mangiacotti be re-appointed as a director of the Company, each to hold office in accordance with the Amended and Restated Memorandum and Articles of Association of the Company.”

Recommendation

Our Board recommends a vote “FOR” the appointment to the Board of Directors of each of the abovementioned nominees up for re-election.

PROPOSAL THREE — AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify the audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ended December 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ended December 31, 2022, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2021. A representative of Marcum is expected to be present at the Special Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021 and for the period from October 28, 2020 (inception) through December 31, 2020 totaled $86,520 and nil, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from October 28, 2020 (inception) through December 31, 2020.

Tax Fees.    We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2021 and for the period from October 28, 2020 (inception) through December 31, 2020.

All Other Fees.    We did not pay Marcum for other services for the year ended December 31, 2021 and for the period from October 28, 2020 (inception) through December 31, 2020.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

The Auditor Ratification Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2022 be confirmed, approved and ratified in all respects.”

Recommendation

Our Board recommends a vote “FOR” the ratification of the selection by the audit committee of Marcum LLP as our independent registered public accounting firm.

Audit Committee Report

The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures.

We have reviewed and discussed with management and Marcum LLP, the Company’s independent registered public accounting firm, the Company’s audited financial statements, including discussion of the overall scope and plans of the audit and discussion of the results of our independent auditors’ audit, our independent auditors’ evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

With regard to the fiscal year ended December 31, 2021, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2021, and for the year then ended; (ii) discussed with independent auditors the matters required by Public Company Accounting Oversight Board (“PCAOB”) and the SEC; (iii) received the written disclosures and the letter from independent auditors required by applicable requirements of the PCAOB regarding the independence of our independent auditors and their communications with the Audit Committee regarding independence.

Based on the review and discussions described above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Simon Choi (Chairperson)

Kashan Zaheer Piracha

Derek Yiyi Feng

PROPOSAL FOUR — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place be confirmed by the chairman of the extraordinary general meeting be approved.”

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 3 Germay Drive, Unit 4 #1066, Wilmington, DE 19804; Email: thomas@nocturnecorp.com, Attn: Ka Seng (Thomas) Ao.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 will also be made available free of charge at https://www.cstproxy.com/nocturneacquisition/2022/10k.

You may obtain additional copies of this proxy statement or our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, free of charge, and you may ask any questions you may have about the Proposals by contacting us at the following address or email:

3 Germay Drive, Unit 4 #1066
Wilmington, DE 19804
Attn: Ka Seng (Thomas) Ao
Email: thomas@nocturnecorp.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free or (203) 658-9400
Email: MBTC.info@investor.morrowsodali.com
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: MBTC.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than [____], 2022 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NOCTURNE ACQUISITION CORP

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.7 and Article 48.8 in their entirety and the insertion of the following language in their place:

48.7  Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that the Company does not consummate a Business Combination by the latest of (1) April 5, 2023, and (2) such later time as the Members may approve in accordance with the Articles (such latest date, the “Outside Date”), the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

         subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

48.8  Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that any amendment is made to the Articles subsequent to [___], 2022:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Outside Date; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-1

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail NOCTURNE ACQUISITION CORPORATION Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on [ • ], 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit: https://www.cstproxy.com/ nocturneacquisition/2022 Telephone access (listen-only): Within the U.S. and Canada: 1 800-450-7155 (toll-free) Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply) Conference ID: 6908617# MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, EACH OF THE DIRECTORS UP FOR ELECTION LISTED UNDER PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). Please mark your votes like this Proposal 1 – Extension Amendment Proposal FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination from October 5, 2022 to April 5, 2023. FOR AGAINST ABSTAIN Proposal 2 – Director Appointment Proposal Appoint seven directors to serve on the Company’s Board of Directors until the 2024 annual general meeting or until their successors are appointed and qualified. (1) Henry Monzon (2) Ka Seng (Thomas) Ao (3) Simon Choi (4) Kashan Zaheer Piracha (5) Derek Yiyi Feng (6) Ka Lok (Ivan) Wong (7) Giuseppe Mangiacotti FOR AGAINST ABSTAIN Proposal 3 – Auditor Ratification Proposal Ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2022. FOR AGAINST ABSTAIN Proposal 4 – Adjournment Proposal Approve the adjournment of the Extraordinary General Meeting in lieu of the 2022 Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension. FOR AGAINST ABSTAIN CONTROL NUMBER Signature_________________________________ Signature, if held jointly_________________________________ Date___________2022. When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

ANNEX B

Annex B-1

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting in lieu of the 2022 Annual General Meeting to be held on [ ], 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/nocturneacquisition/2022 PROXY FOLD HERE • DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED NOCTURNE ACQUISITION CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING IN LIEU OF THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Director Appointment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2022, in connection with the Extraordinary General Meeting in lieu of the 2022 Annual General Meeting to be held at [•] a.m. Eastern Time on [•], 2022, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Ka Seng (Thomas) Ao and Simon Choi, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Nocturne Acquisition Corporation registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting in lieu of the 2022 Annual General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, EACH OF THE DIRECTORS UNDER PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. (Continued and to be marked, dated and signed on the other side)

Annex B-2